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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Dated of Report (date of earliest event reported) January 31, 2003

                        Health Management Systems, Inc.
             (Exact name of registrant as specified in its charter)

      New York                   0-20946                13-2770433
State of Incorporation        Commission File        (I.R.S. Employer
                                  Number             Identification Number)

                401 Park Avenue South, New York, New York 10016
               (Address of principal executive offices, zip code)

                                 (212) 685-4545
              (Registrant's telephone number, including area code)

                                 Not Applicable
             (Former name, former address, and former fiscal year,
                         if changed since last report.)
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Item 5. Other Events.

On January 31, 2003, the Company made the announcement contained in the press release furnished as Exhibit 99.1 to the Current Report.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

          99.1 Press Release dated January 31, 2003
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  January 31, 2003          HEALTH MANAGEMENT SYSTEMS, INC.
                                 ------------------------------
                                          (Registrant)




                                 By: /s/ William F. Miller III
                                     -------------------------------------
                                     William F. Miller III
                                     Chairman and Chief Executive Officer
                                     (Principal Executive Officer)




                                 By: /s/ Philip Rydzewski
                                     -------------------------------------
                                     Philip Rydzewski
                                     Chief Financial Officer
                                     (Principal Financial Officer and
                                       Accounting Officer)